UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:  ☐

Digital Realty Trust, L.P.:  ☐

Item 8.01	Other Events.

As previously announced, on June 8, 2017, Digital Realty Trust, Inc. entered into an Agreement and Plan of Merger by and among Digital Realty Trust, Inc. (“we,” “us,” “our,” “our company” or “the company”), Digital Realty Trust, L.P., Penguins REIT Sub, LLC, Penguins OP Sub 2, LLC and Penguins OP Sub, LLC, on the one hand, and DuPont Fabros Technology, Inc. (“DFT”) and DuPont Fabros Technologies, L.P., on the other hand, pursuant to which, subject to the satisfaction or waiver of certain conditions, DFT will be merged with and into Penguins REIT Sub, LLC (the “company merger”) and Penguins OP Sub, LLC will be merged with and into DuPont Fabros Technologies, L.P. (the “partnership merger” and, together with the company merger, the “DFT Merger”). The combined company after the DFT Merger will retain the name Digital Realty Trust, Inc.

Additional Information and Where to Find It

On July 10, 2017, we filed a proxy statement/prospectus in connection with the DFT Merger. Investors and our stockholders are urged to read carefully the proxy statement/prospectus and other relevant materials because they contain important information about the DFT Merger. Investors and stockholders may obtain free copies of these documents and other documents filed by us with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by us by going to our corporate website at www.digitalrealty.com or by directing a written request to: Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials before making any voting decision with respect to the DFT Merger.

Interests of Participants

The company and its directors and executive officers and DFT and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DFT in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the DFT Merger is included in the proxy statement/prospectus referred to above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the company’s or DFT’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by our or DFT’s stockholders; the risk that a condition to closing of the proposed transaction may not be satisfied; our and DFT’s ability to consummate the DFT merger; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of our and DFT’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the company or the combined company to retain and hire key personnel and maintain relationships with customers, providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which we and DFT operate, as detailed from time to time in each of our and DFT’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2016, our current report on Form 8-K filed July 10, 2017 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2017 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2016 and the six months ended June 30, 2017 of Digital Realty Trust, Inc. are filed as Exhibit 99.1 hereto. The unaudited pro forma condensed combined balance sheet as of June 30, 2017 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2016 and the six months ended June 30, 2017 of Digital Realty Trust, L.P. are filed as Exhibit 99.2 hereto. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the financial position that actually would have existed or the operating results that actually would have been achieved if the adjustments set forth therein had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of Digital Realty Trust, Inc., Digital Realty Trust, L.P., DFT and DuPont Fabros Technologies, L.P.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information of Digital Realty Trust, Inc. as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017.

99.2	Unaudited pro forma condensed combined financial information of Digital Realty Trust, L.P. as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 14, 2017

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information of Digital Realty Trust, Inc. as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017.

99.2	Unaudited pro forma condensed combined financial information of Digital Realty Trust, L.P. as of June 30, 2017 and for the year ended December 31, 2016 and the six months ended June 30, 2017.